SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                      FORM 8-K/A
                                Amendment No. 1

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported):
                                   December 27, 2000


                           HOME PROPERTIES OF NEW YORK, INC.
                (Exact name of Registrant as specified in its Charter)


MARYLAND                         1-13136                         16-1455126
(State or other jurisdiction (Commission file number)       (I.R.S. Employer
of incorporation or organization                            Identification
Number)


                                  850 CLINTON SQUARE
                               ROCHESTER, NEW YORK 14604
                       (Address of principal executive offices)


      Registrant's telephone number, including area code: (716) 546-4900







                                    Not applicable
             (Former name or former address, if changed since last report)

                           HOME PROPERTIES OF NEW YORK, INC.

                              AMENDMENT NO. 1 TO
                                    CURRENT REPORT
                                     ON FORM 8-K/A


Home Properties of New York, Inc. hereby amends items 2, 5 and 7 of its Current Report on Form 8-K, which was filed on January 10, 2001, as set forth in the pages attached hereto:

Items 2 and 5.  Acquisition of Assets.

Financial Statements for Cypress Place purchased on December 27, 2000 are presented in Item 7.

Item 7.  Financial Statements and Exhibits.

   a. Financial Statements of the real estate acquired:

          Audited statement of revenues and certain expenses of Cypress Place for the year ended December 31, 1999.

   b. Pro Forma Financial Information:

          Pro forma condensed consolidated balance sheet of the Company as of September 30, 2000 and related notes (unaudited).

          Pro forma consolidated statement of operations of the Company for the nine months ended September 30, 2000 and for the year ended December 31, 1999 (unaudited).

          Notes to the pro forma consolidated statement of operations of the Company for the nine months ended September 30, 2000 and for the year ended December 31, 1999 (unaudited).

   c. Exhibit 23.0 -  Consent of PricewaterhouseCoopers LLP

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Home Properties of New York, Inc.


In our opinion, the accompanying statement of revenues and certain expenses, as defined in Note 1, presents fairly, in all material respects, the revenues and certain expenses, as defined in Note 1, of Cypress Place for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America. The statement of revenues and certain expenses is the responsibility of Cypress Place's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of the statement of revenues and certain expenses in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of Cypress Place's revenues and expenses.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Rochester, New York



March 15, 2001

                                 CYPRESS PLACE
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                (IN THOUSANDS)


                                                  For the Period January 1
                                                 through September 30, 2000      For the Year Ended DECEMBER
                                                         (UNAUDITED)                      31, 1999
                                                 -------------------------      ----------------------------
Revenues:
  Rental income                                     $1,317                          $1,752
  Other income                                          45                              53
                                                     -----                          ------
                                                     1,362                           1,805
                                                     -----                          ------
Certain expenses:
  Property operating and maintenance                   530                             692
  Real estate taxes                                    220                             285
                                                      ----                             ---
                                                       750                             977
                                                       ---                             ---
Revenues in excess of certain expenses                $612                            $828
                                                      ====                             ===






The accompanying note is an integral part of this financial statement.

CYPRESS PLACE
NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1999


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS

    The accompanying statement of revenues and certain expenses includes the operations (see "Basis of Presentation" below) of Cypress Place, one residential property owned and managed by parties not related to Home Properties of New York, Inc. (the "Company").

    On December 27, 2000, the Company, through its subsidiary Home Properties of New York, L.P., acquired 100% of the real estate of Cypress Place, 192 apartment units located in one community. The property is located in Chicago, Illinois.

    The acquisition was funded through the assumption of approximately
    $6.6 million in a mortgage, the payment of approximately $1.3 million in cash and through the issuance of Operating Partnership Units in Home Properties of New York, L.P. valued at approximately $2.2 million. The mortgage carries an interest rate of 7.13% and matures in 2008.

    BASIS OF PRESENTATION

    The accompanying financial statement has been prepared on the accrual basis of accounting, but is not representative of the actual operations of Cypress Place for the period shown. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses have been excluded which may not be comparable to the proposed future operations of Cypress Place. Expenses excluded relate to property management fees, interest expense, depreciation and amortization expense and other expenses not directly related to the future operations of Cypress Place. The Company is not aware of any material factors relating to Cypress Place that would cause the reported financial information not to be necessarily indicative of future operating results.

    REVENUE RECOGNITION

    Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year.

    INTERIM UNAUDITED FINANCIAL STATEMENT

    The accompanying interim unaudited statement of revenues and certain expenses for the period from January 1 through September 30, 2000 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. The results of operations of such interim period are not necessarily indicative of the results for the full year.

CYPRESS PLACE
NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1999


    USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                       HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 2000
                           (Unaudited, In Thousands)

This unaudited pro forma Condensed Consolidated Balance Sheet is presented as if the Company had purchased Cypress Place on September 30, 2000. This unaudited pro forma Condensed Consolidated Balance Sheet should be read in conjunction with the Statement of Revenues and Certain Expenses of Cypress Place and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the purchase of Cypress Place have been made.

                                                                    AS OF SEPTEMBER 30, 2000


                                      Home Properties
                                      of New York,            Cypress Place          ProForma              Company
                                      Inc. (A)                Apartments (B)         Adjust. (C)           Pro Forma
                                      ------------            -------------          -----------           ---------
ASSETS
Real estate, net                       $1,598,554              $   740                $ 9,360(D)            $1,608,654
Cash and cash equivalents                  46,816                                     ( 1,343)                  45,473
Other assets                              130,160                    -                      -                  130,160
                                        ---------              -------                -------               ----------
Total Assets                           $1,775,530              $   740                $ 8,017               $1,784,287
                                        =========              =======                =======               ==========
LIABILITIES
Mortgage notes payable                   $765,803              $ 6,589                $     -                 $772,392
Line of credit                                 -                                                                     -
Other liabilities                          45,717                                                               45,717
                                          -------              -------                  -----                  -------
Total Liabilities                         811,520                6,589                      -                  818,109
                                          -------              -------                  -----                  -------
Minority interest                         369,105                    -                  2,168                  371,273
                                          -------              -------                  -----                  -------
Preferred Stock, Series B                  48,733                                                               48,733
                                          -------                                                              -------
STOCKHOLDERS' EQUITY
Preferred Stock, Series A                  35,000                                                               35,000
Preferred Stock, Series C                  59,500                                                               59,500
Preferred Stock, Series D                  25,000                                                               25,000
Common stock                                  212                                                                  212
Additional paid-in capital                484,117                                                               484,117
Accumulated deficit                       (48,040)             ( 5,849)                 5,849(E)                (48,040)
Officer and Director notes for
    stock purchases                        (9,617)                                                               (9,617)
                                          -------              -------                  -----                   -------
Total stockholders' equity                546,172              ( 5,849)                 5,849                   546,172
                                          -------              -------                  -----                   -------
Total liabilities and
   stockholders' equity                $1,775,530              $   740                $ 8,017                $1,784,287
                                       ==========            =========                =======                ==========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 2000
                           (Unaudited, in Thousands)


(A) Reflects the Company's historical consolidated balance sheet as of September 30, 2000 as reported on Form 10-Q

(B) Reflects Cypress Place historical balance sheet as of September 30, 2000 for the assets/liabilities acquired by the Company.

(C) The pro forma adjustments reflect the purchase of Cypress Place for $10,100. The purchase price was allocated $2,304 to land, $192 to appliances and equipment and $7,604 to building. The appliances and equipment have an estimated useful life of ten years and the building has an estimated useful life of thirty-five years.

(D) Reflects the excess of the cash purchase price of $10,100 over the historical seller's cost basis of $740.

(E)    Represents the elimination of the seller's historical capital account.

                        HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
          (Unaudited, in Thousands, Except Share and Per Share Data)

The unaudited pro forma Consolidated Statement of Operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 is presented as if the acquisitions of Cypress Place had occurred on January 1, 1999. The unaudited pro forma Consolidated Statement of Operations should be read in conjunction with the Statements of Revenues Certain Expenses of Cypress Place and notes thereto included elsewhere herein. In management's opinion, all adjustments necessary to reflect the effects of the purchase of Cypress Place have been made.

The unaudited pro forma Consolidated Statement of Operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

                                                              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                        Home
                                    Properties of
                                   New York, Inc.                          Pro Forma          Company Pro
                                   Historical (A)      Cypress Place(B)    Adjumnt.           Forma
                                   --------------      ---------------     ---------          -------
Revenues:
Rental Income                                $218,039              $1,317                         $219,356
Property other income                           8,080                  45                            8,125
Interest and Dividend Income                    6,035                                                6,035
Other income                                      381                                                  381
                                              -------               -----      ------             --------
Total revenues                                232,535               1,362          -               233,897
                                              -------               -----      ------             --------
Expenses:
Operating and Maintenance                      92,862                 750                           93,612
General and Administrative                      9,799                              41 (C)            9,840
Interest                                       41,522                             352 (D)           41,874
Depreciation and
  Amortization                                 37,795                             175 (E)           37,970
                                             --------               -----      ------              -------
Total Expenses                                181,978                 750         568              183,296
                                             --------               -----      ------              -------
Income before gain on
  disposition of property
  and minority interest                        50,557                 612        (568)              50,601
Loss on disposition of
   Property                                       417                                                  417
                                             --------               -----      ------              -------
Income before minority
   Interest                                   $50,140              $  612      ($ 568)              50,184
                                             ========              ======      ======
Minority interest of Unit holders                                                                   19,286
                                                                                                    ------
Net income before preferred dividends                                                               30,898
Preferred dividends                                                                                 (8,252)
                                                                                                    ------
Net income available for common shareholders                                                       $22,646
                                                                                                    ======
Net income per common share
          - basic                                                                                    $1.11
                                                                                                    ------
          - diluted                                                                                  $1.10
                                                                                                    ------
Weighted average number of
 shares outstanding - basic                                                                     20,412,401
                                                                                                ----------
                   - diluted                                                                    20,539,312
                                                                                                ==========

                        HOME PROPERTIES OF NEW YORK, INC.
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
          (Unaudited, in Thousands, Except Share and Per Share Data)


                                                                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                         Home
                                   Properties of New
                                      York, Inc.                                                Company Pro
                                    Historical  (A)      Cypress Place (B)    Pro Forma Adjmt.  Forma
                                   -----------------     -----------------    ---------------   --------------
Revenues:
Rental Income                                $217,591                 $1,752                        $219,343
Property other income                           6,878                     53                           6,931
Interest and Dividends                          7,092                                                  7,092
Other income                                    2,902                                                  2,902
                                             --------                  ------                        --------
Total revenues                                234,463                  1,805                         236,268
                                             --------                  ------                        --------
Expenses:
Operating and maintenance
                                               95,200                    977                          96,177
General and administrative                     10,696                                54 (C)           10,750
Interest                                       39,558                               470 (D)           40,028
Depreciation and amort.                        37,350                               236 (E)           37,586
Loss on available-for-sale
   Securities                                   2,123                                                  2,123
Non-recurring acquisition
   expenses                                     6,225                                                  6,225
                                              -------                             -------            -------
Total Expenses                                191,152                    977        760              192,889
                                              -------                  ------     -------            -------
Income before gain on
  disposition of property,
  minority interest and
  extraordinary item                           43,311                    828      ( 760)              43,379
Gain on disposition of
   Property                                       457                                                    457
                                              -------                  ------     -------            -------
Income before minority
   interest and extraordinary
   item                                       $43,768                $   828     ($ 760)              43,836
                                              =======                  ======    ========            =======
Minority interest                                                                                     17,543
                                                                                                     -------
Net income before extraordinary item                                                                  26,293
Extraordinary item                                                                                      (104)
                                                                                                     -------
Net income before preferred dividends                                                                 26,189
Preferred dividends                                                                                   (1,153)
                                                                                                     --------
Net income available for common
   shareholders                                                                                      $25,036
                                                                                                     ========
Net income available for common
  shareholders - basic                                                                                 $1.34
                                                                                                     --------
               - diluted                                                                               $1.33
                                                                                                     --------
Weighted average number of
  shares outstanding - basic                                                                      18,697,731
                                                                                                  ==========
                     - diluted                                                                    18,800,907
                                                                                                  ==========

                       HOME PROPERTIES OF NEW YORK, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND
                     FOR THE YEAR ENDED DECEMBER 31, 1999
                           (Unaudited, in Thousands)

(A) Reflects the historical unaudited consolidated statement of operations for the Company for the nine months ended September 30, 2000 and the historical consolidated statement of operations for the Company for the year ended December 31, 1999.

(B) Reflects the historical revenues and certain expenses of Cypress Place which was not owned by the Company for the year ended December 31, 1999 and for the period prior to their acquisition in 2000.

(C) Reflects additional general and administrative expenses.

(D) Reflects the increase in interest related to debt assumed to finance the acquisition. The interest rate is 7.13% and amounts to $465 and $470 for the nine months ended September 30, 2000 and for the year ended December 31, 1999, respectively.

(E)   Reflects  depreciation and amortization related to the acquisition.   See
   Note C under Notes to Pro Forma Condensed Consolidated Balance Sheet for further information on useful lives of these assets.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                           Date: March 15, 2001


                           By:     /S/ DAVID P. GARDNER
                                 David P. Gardner
                                 Vice President
                                 Chief Financial Officer and
                                 Treasurer


                           Date:  March 15, 2001


                           By:     /S/ DAVID P. GARDNER
                                 David P. Gardner
                                 Vice President
                                 Chief Financial Officer and
                                 Treasurer

                           HOME PROPERTIES OF NEW YORK, INC.

                                     EXHIBIT INDEX




Exhibit 23.0 - Consent of PricewaterhouseCoopers LLP

                                                         EXHIBIT 23.0

                      CONSENT OF INDEPENDENT ACCOUNTANTS


WE CONSENT TO THE INCORPORATION BY REFERENCE IN THE REGISTRATION STATEMENTS ON FORMS S-3 (NOS. 33-96004, 333-37229, 333-94815, 333-92023, 333-93761, 333-
46243, 333-2672, 333-58799, 333-64069, 333-52601, 333-75253, 333-44928, 333-
46738 AND 333-54160) AND ON FORMS S-8 (NOS. 333-05705, 333-12551, 333-58801,
333-60731, 333-89631, 333-91985, 333-37624 AND 333-37626) FILED BY HOME
PROPERTIES OF NEW YORK, INC. OF OUR REPORT DATED MARCH 5, 2001 RELATING TO THE FINANCIAL STATEMENT OF CYPRESS PLACE FOR THE YEAR ENDED DECEMBER 31, 1999, WHICH REPORT IS INCLUDED IN THE ACCOMPANYING FORM 8-K/A. WE ALSO CONSENT TO THE REFERENCE TO OUR FIRM UNDER THE CAPTION "EXPERTS."



/s/PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Rochester, New York
MARCH 15, 2001